EXHIBIT 10.1

Execution Version

SHARE REPURCHASE AGREEMENT

THIS SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 1, 2017, by and among Extended Stay America, Inc., a Delaware corporation (the “Corporation”), ESH Hospitality, Inc., a Delaware corporation (“ESH REIT” and, together with the Corporation, the “Companies”), and each of the entities identified on Schedule 1 hereto that sells Secondary Shares (as defined below) in the Secondary Offering (as defined below) (each such entity, a “Seller,” and collectively, the “Sellers”).

WHEREAS, the Sellers own shares of paired common stock, each comprised of one share of common stock, par value $0.01 per share, of the Corporation (the “Corporation Common Stock”) and one share of Class B common stock, par value $0.01 per share, of ESH REIT (the “Class B Common Stock”), which are attached and trade together. These paired shares are collectively referred to as the “Shares” in this Agreement;

WHEREAS, the Companies and the Sellers propose to enter into a transaction (the “Repurchase Transaction”) whereby the Sellers shall sell to the Companies and the Companies shall purchase from the Sellers a number of Shares (the “Repurchase Shares”) at the Per Share Purchase Price (as defined below) as shall be equal to the lesser of (i) 2.5% of the total number of Shares to be sold in the Secondary Offering (as defined below) and (ii) 1,000,000 Shares (rounded down to the nearest whole Share), as set forth in this Agreement;

WHEREAS, the Corporation will purchase shares of Corporation Common Stock (its portion of the Repurchase Shares) and pay its portion (the “Corporation Proportion”) of the Per Share Purchase Price, with such portion being determined by reference to the proportionate amount of the aggregate valuation of the Shares that was attributable to the Corporation Common Stock in connection with the most recent third party valuation of the fair market value of the Shares performed before or in connection with the Secondary Offering;

WHEREAS, ESH REIT will purchase shares of Class B Common Stock (its portion of the Repurchase Shares) and pay its portion (the “ESH REIT Proportion”) of the Per Share Purchase Price, with such portion being determined by reference to the proportionate amount of the aggregate valuation of the Shares that was attributable to the Class B Common Stock in connection with the most recent third party valuation of the fair market value of the Shares performed before or in connection with the Secondary Offering;

WHEREAS, the Sellers propose to sell through an underwritten public offering (the “Secondary Offering”) registered with the Securities and Exchange Commission (the “SEC”) certain other Shares owned by the Sellers (the “Secondary Shares”);

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

ARTICLE I

REPURCHASE

Section 1.1 Repurchase of Shares. The Companies shall purchase from the Sellers the Repurchase Shares, under the terms and subject to the conditions hereof and in reliance upon the representations, warranties and agreements contained herein, at the Closing (as defined below), and each Seller, severally and not jointly, shall sell to the Companies a number of Shares equal to such Seller’s pro rata portion of the total number of Repurchase Shares, at the per share price at which the Secondary Shares are sold to the underwriter(s) in the Secondary Offering (the “Per Share Purchase Price”); provided that, the number of Shares to be sold by each Seller shall be equitably adjusted to avoid fractional shares.

Section 1.2 Closing.

(a) The closing (the “Closing”) of the Repurchase Transaction shall be held at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York, immediately subsequent to the satisfaction or waiver of the conditions set forth in Article IV herein (with the date upon which such satisfaction or waiver occurs being referred to here as the “Closing Date”) or at such other time, date or place as the Sellers and the Companies may agree in writing.

(b) At the Closing, each Seller shall deliver the number of Repurchase Shares sold by such Seller to the Companies or as instructed by the Companies duly executed stock powers relating to the Repurchase Shares sold by such Seller, as applicable, and the Corporation and ESH REIT agree to deliver to such Seller a dollar amount equal to the Corporation Proportion and ESH REIT Proportion, respectively, of the product of the Per Share Purchase Price and the number of Repurchase Shares sold by such Seller by wire transfer of immediately available funds.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Each of the Sellers severally and not jointly represents and warrants to the Companies as follows:

Section 2.1 Title to Repurchase Shares. Such Seller has good and valid title to the Repurchase Shares to be sold at the Closing Date by such Seller hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Seller will have, immediately prior to the Closing Date, good and valid title to the Repurchase Shares to be sold at the Closing Date by such Seller, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of such Repurchase Shares and payment therefor pursuant hereto, good and valid title to such Repurchase Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the Companies.

Section 2.2 Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Seller of this

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Agreement, and for the sale and delivery of the Repurchase Shares to be sold by such Seller hereunder, have been obtained; and such Seller has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Repurchase Shares to be sold by such Seller hereunder; this Agreement have each been duly authorized, executed and delivered by or on behalf of such Seller.

Section 2.3 Receipt of Information. Such Seller has received all the information it considers necessary or appropriate for deciding whether to consummate the Repurchase Transaction. Such Seller has had an opportunity to ask questions and receive answers from the Companies. Such Seller has had the opportunity to discuss with its tax advisors the consequences of the Repurchase Transaction. Such Seller has not received, nor is it relying on, any representations or warranties from the Companies other than as provided herein, and each Company hereby disclaims any other express or implied representations or warranties with respect to itself.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

Each of the Companies severally and not jointly represents and warrants to the Sellers as follows:

Section 3.1 Authority Relative to this Agreement. Each of the Companies has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

Section 3.2 Approvals. No consent, approval, authorization, order, license, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Companies of this Agreement and the consummation of the transactions contemplated by this Agreement.

ARTICLE IV

CONDITIONS TO CLOSING

Section 4.1 Completion of Secondary Offering. The obligations of the Companies to purchase the Repurchase Shares at the Closing are subject to the fulfillment on or prior to the Closing of the condition that the Secondary Offering shall have been consummated in accordance with the terms and conditions of any underwriting or purchase agreement entered into in connection therewith.

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ARTICLE V

MISCELLANEOUS

Section 5.1 Termination. This Agreement may be terminated at any time by the mutual written consent of each of the parties hereto. Furthermore, unless such date is extended by the mutual written consent of each of the parties hereto, this Agreement shall automatically terminate and be of no further force and effect in the event that (a) the commencement of the Secondary Offering has not been publicly announced within four (4) business days after the date hereof or (b) the conditions in Section 4.1 of this Agreement have not been satisfied within ten (10) business days after the date hereof.

Section 5.2 Savings Clause. No provision of this Agreement shall be construed to require any party or its affiliates to take any action that would violate any applicable law (whether statutory or common), rule or regulation.

Section 5.3 Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. Any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by such party (and by the Companies, in the case of any waiver by any Seller). The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 5.4 Severability. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

Section 5.5 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement, together with the several agreements and other documents and instruments referred to herein or therein or annexed hereto and executed contemporaneously herewith, embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

Section 5.6 Successors and Assigns. Neither this Agreement nor any of the rights or obligations of any party under this Agreement shall be assigned, in whole or in part by any party without the prior written consent of the other parties.

Section 5.7 No Third Party Beneficiaries. No Person other than the parties hereto shall have any rights or benefits under this Agreement, and nothing in this Agreement is intended to, or will, confer on any Person other than the parties hereto any rights, benefits or remedies.

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Section 5.8 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Section 5.9 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Companies shall be given to them at Extended Stay America, Inc., 11525 N. Community House Road, Suite 100, Charlotte, North Carolina 28277, fax: (980) 335-3089; Attention: General Counsel and Corporate Secretary with a copy to Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004, Attention: Stuart Gelfond, Esq. Notices to the Sellers shall be given to Centerbridge Partners, L.P. at 375 Park Ave., New York, NY 10152, Attention: Office of the General Counsel, with copies to: legalnotices@centerbridge.com; to Paulson & Co. Inc. at 1251 Avenue of the Americas, 50th Floor, New York, New York 10020, Attention: General Counsel, (fax: (212) 977-9505 ); and to The Blackstone Group, L.P. at 345 Park Avenue, New York, New York 10154, Attention: General Counsel, (fax: (646) 253-8983).

Section 5.10 Governing Law; Consent to Jurisdiction. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

Section 5.11 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” “Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute). “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission from time to time thereunder (or under any successor statute).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

EXTENDED STAY AMERICA, INC.

By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

ESH HOSPITALITY, INC.

By:	/s/ John R. Dent
	Name:	John R. Dent
	Title:	General Counsel

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CREDIT PARTNERS, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P., its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CREDIT PARTNERS TE INTERMEDIATE I, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS GENERAL PARTNER, L.P., its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CREDIT PARTNERS OFFSHORE INTERMEDIATE III, L.P.

BY: CENTERBRIDGE CREDIT PARTNERS OFFSHORE GENERAL PARTNER, L.P., its general partner

BY: CENTERBRIDGE CREDIT CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS AIV VI-A, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P., its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS AIV VI-B, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P., its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV I, L.P.

BY: CENTERBRIDGE ASSOCIATES, L.P., its general partner

BY: CENTERBRIDGE CAYMAN GP LTD., its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

BY: CCP SBS GP, LLC, its general partner

By:	/s/ William D. Rahm
	Name:	William D. Rahm
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.A-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.B-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.C-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.F-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.TE.1-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.

BY: BREP VI SIDE-BY-SIDE GP L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

BLACKSTONE REAL ESTATE PARTNERS (AIV) VI-ESH L.P.

BY: BLACKSTONE REAL ESTATE ASSOCIATES VI-ESH L.P., its general partner

BY: BREA VI-ESH L.L.C., its general partner

By:	/s/ Robert G. Harper
	Name:	Robert G. Harper
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON SPECIAL SITUATIONS
PEQ1 LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
	Name:	Stuart Merzer
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ADVANTAGE LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

ESA RECOVERY ACQUISITION, LLC

By:	/s/ Stuart Merzer
	Name:	Stuart Merzer
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PCO PP LLC

By:	/s/ Stuart Merzer
	Name:	Stuart Merzer
	Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PCO EN LLC

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON SPECIAL SITUATIONS FUND LP

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON PARTNERS ENHANCED, L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ENHANCED LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ADVANTAGE, L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON PARTNERS LP

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ADVANTAGE II L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ADVANTAGE PLUS II L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON ADVANTAGE PLUS II LTD.

By:	PAULSON MANAGEMENT LP, its attorney-in-fact

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON CREDIT OPPORTUNITIES, L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON CREDIT OPPORTUNITIES IV L.P.

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON CREDIT OPPORTUNITIES PEQ1 LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON CREDIT OPPORTUNITIES II PEQ1 LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON CREDIT OPPORTUNITIES IV LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

PAULSON INTERNATIONAL LTD.

By: PAULSON & CO. INC., its authorized signatory

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Share Repurchase Agreement]

Schedule 1

Sellers
ENTITES RELATED TO CENTERBRIDGE PARTNERS, L.P.
CENTERBRIDGE CREDIT PARTNERS, L.P.
CENTERBRIDGE CREDIT PARTNERS TE INTERMEDIATE I, L.P.
CENTERBRIDGE CREDIT PARTNERS OFFSHORE INTERMEDIATE III, L.P.
CENTERBRIDGE CAPITAL PARTNERS AIV VI-A, L.P.
CENTERBRIDGE CAPITAL PARTNERS AIV VI-B, L.P.
CENTERBRIDGE CAPITAL PARTNERS STRATEGIC AIV I, L.P.
CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.
ENTITIES RELATED TO THE BLACKSTONE GROUP, L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.A-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.B-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.C-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS (AIV) VI-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.TE.1-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.TE.2-ESH L.P.
BLACKSTONE REAL ESTATE PARTNERS VI.F-ESH L.P.
BLACKSTONE REAL ESTATE HOLDINGS VI L.P.
ENTITIES RELATED TO PAULSON & CO. INC.
PCO EN LLC
PCO PP LLC
PAULSON ADVANTAGE, L.P.
ESA RECOVERY ACQUISITION, LLC
PAULSON ENHANCED LTD.
PAULSON PARTNERS ENHANCED, L.P.
PAULSON SPECIAL SITUATIONS FUND LP
PAULSON ADVANTAGE PLUS II L.P.
PAULSON ADVANTAGE PLUS II LTD.
PAULSON SPECIAL SITUATIONS PEQ1 LTD.
PAULSON ADVANTAGE LTD.
PAULSON ADVANTAGE II L.P.
PAULSON PARTNERS LP
PAULSON INTERNATIONAL LTD.
PAULSON CREDIT OPPORTUNITIES, L.P.
PAULSON CREDIT OPPORTUNITIES PEQ1 LTD.
PAULSON CREDIT OPPORTUNITIES IV LTD.
PAULSON CREDIT OPPORTUNITIES IV L.P.
PAULSON CREDIT OPPORTUNITIES II PEQ1 LTD.